Exhibit 99.2
Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; and (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non- traditional insurance products, including finite risk reinsurance arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Fourth Quarter and Year Ended December 31, 2007 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Metrics Drivers of Future Growth 2008 Expectations Q&A

Fourth Quarter Highlights ($'s in millions, except per share data) For the Three Months Ended December 31, For the Three Months Ended December 31, For the Three Months Ended December 31, 2007 2006 Change Gross Written Premiums $395.0 $367.3 7.5% Net Earned Premiums $364.1 $307.6 18.4% Net Investment Income $31.5 $26.1 20.7% Net Income $70.2 $73.8 (4.9)% After Tax Realized Investment Loss $(2.0) $(0.1) Loss & LAE Ratio 48.1% 42.6% Expense Ratio 31.1% 28.3% Combined Ratio 79.2% 70.9% Diluted Earnings Per Share $0.94 $1.00 (6.0)% After Tax Realized Investment Loss Per Share $(0.03) $(0.00) Weighted Average Shares & Share Equivalents Outstanding 74,411,260 73,917,082

Fourth Quarter Highlights ($'s in millions, except per share data) For the Three Months Ended December 31, For the Three Months Ended December 31, For the Three Months Ended December 31, 2007 2006 Net Operating Income $72.2 $73.9 After Tax Realized Investment Loss $(2.0) $(0.1) Net Income $70.2 $73.8 Diluted Operating Earnings Per Share $0.97 $1.00 After Tax Realized Investment Loss Per Share $(0.03) $(0.00) Diluted Earnings Per Share $0.94 $1.00 Net Loss and Loss Adjustment Expense Ratio 48.1% 42.6% Acquisition and Underwriting Expense Ratio 31.1% 28.3% Combined Ratio 79.2% 70.9%

Fourth Quarter Highlights ($'s in millions, except per share data) December 31, 2007 December 31, 2006 % Increase Total Shareholders' Equity $1,547.5 $1,167.3 32.6% Book Value per Share $21.47 $16.48 30.3% Shares Outstanding 72,087,287 70,848,482 1.75% ROE (1) 23.2% 30.1% Return on equity excluding other comprehensive income (loss). ROE calculated on trailing twelve months basis.

Fourth Quarter 2007 Events Financial results for the quarter ended December 31, 2007 included: Net Income/(Loss) Diluted Earnings/(Loss) Per Share As reported $70.2 $0.94 Favorable prior year net loss reserve development $8.1 $0.11 Losses due to October 2007 California wildfires $(4.9) $(0.07) (in millions, except per share data)

Fourth Quarter 2007 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Increase (Decrease) in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2006 $(3.0) Favorable claims emergence on professional liability, commercial property and management liability product lines 2005 $(3.8) Favorable claims emergence on professional liability product line 2004 $(5.7) Favorable claims emergence on professional liability, commercial general liability and commercial automobile product lines 2003 $(1.7) Favorable claims emergence on commercial general liability, professional liability and management liability product lines 2002 and Prior $1.7 Unfavorable claims emergence on commercial general liability and program umbrella product lines Total $(12.5)

Year End Highlights ($'s in millions, except share and per share data) For the Years Ended December 31, For the Years Ended December 31, For the Years Ended December 31, 2007 2006 Change Gross Written Premiums $1,692.2 $1,493.2 13.3% Net Earned Premiums $1,379.2 $1,169.3 18.0% Net Investment Income $117.2 $91.7 27.8% Net Income $326.8 $288.8 13.2% After Tax Net Realized Gain (Loss) $19.2 $(6.4) Loss & LAE Ratio 44.9% 40.1% Expense Ratio 29.9% 28.9% Combined Ratio 74.8% 69.0% Diluted Earnings Per Share $4.40 $3.93 12.0% After Tax Realized Investment Gain (Loss) Per Share $0.26 $(0.09) Weighted Average Shares & Share Equivalents Outstanding 74,226,675 73,470,068

Year End Highlights ($'s in millions, except per share data) For the Years Ended December 31, For the Years Ended December 31, For the Years Ended December 31, 2007 2006 Net Operating Income $307.6 $295.2 After Tax Realized Investment Gain (Loss) $19.2 $(6.4) Net Income $326.8 $288.8 Diluted Operating Earnings Per Share $4.14 $4.02 After Tax Realized Investment Gain (Loss) Per Share $0.26 $(0.09) Diluted Earnings Per Share $4.40 $3.93 Net Loss and Loss Adjustment Expense Ratio 44.9% 40.1% Acquisition and Underwriting Expense Ratio 29.9% 28.9% Combined Ratio 74.8% 69.0%

Year-To-Date Events Financial results for the year ended December 31, 2007 included: Net Income/(Loss) Diluted Earnings/(Loss) Per Share As reported $326.8 $4.40 Favorable prior year net loss reserve development $55.8 $0.75 Net realized investment gains resulting from liquidation of equity securities following the Company's decision to change one of its equity investment managers $14.4 $0.19 Losses due to October 2007 California wildfires $(4.9) $(0.07) (in millions, except per share data)

Year-To-Date 2007 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Increase (Decrease) in Unpaid Loss and Loss Adjustment Expenses Primarily Due To: 2006 $(22.8) Favorable claims emergence on commercial property, management liability, professional liability and commercial automobile product lines 2005 $(25.0) Favorable claims emergence on professional liability, management liability, commercial general liability, commercial automobile and commercial property product lines 2004 $(19.1) Favorable claims emergence on professional liability, commercial general liability, rental leasing and management liability product lines 2003 $(13.2) Favorable claims emergence across most product lines 2002 and Prior $(5.7) Favorable claims emergence on professional liability, commercial general liability and management liability product lines Total $(85.8)

Gross Written Premiums by Segment ($'s in millions) For the Three Months For the Three Months For the Three Months Ended December 31, Ended December 31, Ended December 31, % 2007 2006 Increase/ (Decrease) Segment Commercial Lines $329.8 $294.1 12.1% Specialty Lines 56.0 52.5 6.7% Personal Lines 9.2 20.7 (55.6)% Total $395.0 $367.3 7.5%

Gross Written Premiums by Segment ($'s in millions) For the Years For the Years For the Years Ended December 31, Ended December 31, Ended December 31, % 2007 2006 Increase/ (Decrease) Segment Commercial Lines $1,388.2 $1,169.4 18.7% Specialty Lines 245.2 227.6 7.7% Personal Lines 58.8 96.2 (38.9)% Total $1,692.2 $1,493.2 13.3%

Commercial Lines Segment 2002 2003 2004 2005 2006 2007 QTD 4Q06 QTD 4Q07 473 662.3 874 960.3 1169.4 1388.2 294.1 329.8 Gross Written Premiums ($'s in millions) 83.5% of 4th Quarter 2007 GWP 82.0% of YTD 2007 GWP CAGR 2002-2007 = 24.0% 12.1% Q/Q Growth 18.7% Y/Y Growth

Specialty Lines Segment (Professional Liability) 2002 2003 2004 2005 2006 2007 QTD 4Q06 QTD 4Q07 110.2 154.1 184.4 205.3 227.6 245.2 52.5 56 14.2% of 4th Quarter 2007 GWP 14.5% of YTD 2007 GWP CAGR 2002-2007 = 17.3% 6.7% Q/Q Growth 7.7% Y/Y Growth Gross Written Premiums ($'s in millions)

Gross Written Premiums 2002 2003 2004 2005 2006 2007 QTD 4Q06 QTD 4Q07 Flood 15.9 20.1 23.9 26.1 31.8 34.8 7.3 8.1 MHO/HO 64.6 69.5 89 73.2 64.4 24 13.4 1.1 2.3% of 4th Quarter 2007 GWP 3.5% of YTD 2007 GWP (55.6)% Q/Q decrease (38.9)% Y/Y decrease Personal Lines Segment ($'s in millions)

High Quality Investment Portfolio Portfolio market value - $3,058.9mm Fixed income securities Average quality AAA Portfolio duration 5.0 years 5.5% taxable equivalent yield Quality long-term growth/value stocks As of December 31, 2007 Municipal Bonds 0.454 CMO 0.108 MBS 0.2 Other Structured Securities 0.066 Corporate Bonds 0.036 Common Stock 0.113 All Other 0.009 Cash Equivalents 0.014 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Structured Securities Investment Portfolio As of December 31, 2007 CMBS 0.125 Residential Non-Agency 0.091 Residential Agency 0.738 Other 0.014 Auto 0.032 Credit Card 0 CMBS Other Agency Backed Residential Non-Agency Residential Auto Credit Card Total Structured Portfolio - $1,143.3mm 99.8% AAA rated $948mm backed by residential collateral consisting of: $610mm of agency backed MBS (GNMA, FNMA, FHLMC) $234mm of agency backed CMOs (GNMA, FNMA, FHLMC) $76mm of prime non-agency backed loans $22mm of Alt A loans $6mm of subprime loans ALT-A and Subprime loan portfolio: Securities continue to pay down $42mm June 30, 2007 $36mm September 30, 2007 $28 mm December 31, 2007 AAA rated first cash flow tranches Weighted average life - 2.4 yrs. Spread across multiple vintages No ratings downgrades No surveillance issues No investment in Collateralized Debt Obligations or Net Interest Margins

Net Investment Income 2002 2003 2004 2005 2006 2007 QTD 4Q06 QTD 4Q07 37.5 38.8 43.5 63.7 91.7 117.2 26.1 31.5 ($'s in millions) 5 Year CAGR: 25.6% Effective Tax Rate 28.3% 23.4% 20.2% 21.5% 23.6% 22.7% 23.7% 22.2% Q/Q Change 20.7%

Selected Operating Metrics Operating Statistics 4th Quarter 07 Renewal Retention (Quoted) Commercial Lines -94.0% Specialty Lines -96.0% Rate Changes Commercial Lines -(4.9)% decrease (Q/Q) Specialty Lines -(2.7)% decrease (Q/Q) New Business Growth (Count), excluding Personal Lines Segment 4th QTR: 06 - 18,518 4th QTR: 07 - 24,852 34.2% increase

Selected Operating Metrics Preferred Agents Total Count - 210 GWP 4th Quarter 2007 - $123.8 million Renewal Retention (Quoted) - 93.2% New Business 4th Quarter 2007 - $28.4 million Employee Statistics Total Employee Count - 1,374 Total GWP Per Employee - $1.2 million Turnover (Y/Y) - 11.9%

Drivers of Future Growth National presence - 45 offices / Mixed marketing New product offerings - Complement core products Disruption in the industry Regulatory Actions ? Consolidations Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15.0% premium growth

2008 Expectations 2008 Operating EPS Range: $3.55 - $3.65 Assumes one catastrophe loss retention for: Commercial Lines: $10.0 million (pre-tax) Personal Lines: $3.5 million (pre-tax) Gross Written Premium Growth - approximating 10% - 15% Accident Year Combined Ratio - approximating 85% Renewal retention levels approximating 87.5% Volatile investment environment Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962